UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 11, 2009

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike,

Bedford, Massachusetts 01730

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 17, 2009, GSI Group Inc. (the “Company”) announced that the Nasdaq Stock Market (“Nasdaq”) has granted to the Company an extension until May 4, 2009 to regain compliance with Nasdaq listing standards.

As previously disclosed, on November 13, 2008, the Company received a Delinquency Compliance Alert Letter from Nasdaq indicating that the Company was not in compliance with Nasdaq Marketplace Rule 4310(c)(14) (the “Rule”), due to the failure to timely file its Quarterly Report on Form 10-Q for the three month period ended September 26, 2008 (the “Quarterly Report”). As requested by Nasdaq, on January 12, 2009, the Company timely submitted to Nasdaq a compliance plan, which was subsequently supplemented on February 6, 2009 (the “Plan”), outlining the Company’s planned actions to regain compliance with the Rule. Based on Nasdaq’s further review of the Plan, on February 11, 2009, Nasdaq gave the Company notice indicating that it has granted the Company an extension until May 4, 2009 to file its Quarterly Report with the Securities and Exchange Commission and regain compliance with the Rule. Failure to file the Quarterly Report on or prior to May 4, 2009 could result in the Company’s common shares being delisted from Nasdaq.

The Company’s Audit Committee is working diligently to complete its previously announced review of sales transactions in the Company’s Semiconductor Systems Segment, along with other sales transactions that contain arrangements with multiple deliverables, for fiscal years 2006, 2007 and 2008 so that the Company can complete the preparation and filing of its Quarterly Report. In the meantime, the Company’s securities will continue to be listed on Nasdaq.

A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 17, 2009.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

GSI Group Inc.

By:	/s/ Sergio Edelstein
Sergio Edelstein President and Chief Executive Officer

Date: February 17, 2009

EXHIBIT INDEX

99.1	Press Release dated February 17, 2009.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.